[THE BANK OF NEW  YORK LOGO]



================================================================================

                                ESCROW AGREEMENT

                                     between


                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.

                                       and

                              THE BANK OF NEW YORK



                            Dated as of June 30, 1997






                  ACCOUNT NUMBER(S)____________________________


              SHORT TITLE OF ACCOUNT_______________________________




================================================================================

              ESCROW AGREEMENT made this 30th day of June 1997 by and between THE BANK OF NEW YORK, 101 Barclay Street, 12th Floor, New York, New York as escrow agent (the "Escrow Agent") and Transition Analysis Component Technology, Inc., a Delaware corporation, at 22700 Savi Ranch Parkway, Yorba Linda, California, as depositor (the "Depositor" or "TACTech").

              WHEREAS,   the  Depositor  is  a  90%  owned  subsidiary  of  Zing
Technologies, Inc. ("Zing"), a New York corporation, and maintains a data base of certain components for military equipment;

              WHEREAS, there are currently issued and outstanding 15,200 shares of common stock, $0.01 par value;

              WHEREAS, the Board of Directors of TACTech has approved a stock split of 36.436 shares of common stock for each share of common stock currently outstanding ("Stock Split") as a result of which there will be issued and outstanding 553,830 shares of common stock.

              WHEREAS, the Depositor has filed a registration statement on Form SB-1 under the Securities and Exchange Act of 1933 on January 30, 1997 and will commence, as soon as practicable following the Securities and Exchange Commission's declaration of effectiveness, the distribution (the "Distribution") of 90% of its shares of common stock, to the stockholders of Zing as of the Record Date with the remaining 10% to be held by Malcolm Baca, TACTech's Executive Vice President, and will as of the date of such Distribution (the "Distribution Date") operate on a stand alone basis;

              WHEREAS, the Escrow Agent shall hold in escrow and shall distribute, in accordance with and subject to the following Instructions and Terms and Conditions, the certificates evidencing shares of stock of TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC. to the stockholders of Zing on the basis of one (1) share of the common stock, $.01 par value, of TACTech stock for every five (5) shares of Zing common stock held by Zing stockholders as of the Record Date, as further set forth herein.

              NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereby agree as follows:


                                I. INSTRUCTIONS:

     1.   Escrow Property

          The property and funds deposited or to be deposited with the Escrow Agent by the Depositor shall be as follows:

              (a) Stock Certificates representing 498,447 shares of common stock, $.01 par value, (the "Common Stock") of Transition Analysis Component Technology, Inc., after giving effect to the Stock Split; and

              (b) Cash representing an amount of appropriate funds to be to be delivered by the Escrow Agent to the shareholders of Zing in lieu of fractional share interests of such shares of Common Stock.

     The foregoing property and funds (collectively the "Distributions") received by the Escrow Agent are collectively referred to herein as "Escrow Property."

    2. Investment of Escrow Property (The Depositor is to select one of the following options, initial the option selected and, if "(b)" is selected, insert the appropriate information.)

_X_ (a) The Escrow Agent shall have no obligation to pay interest on or to invest or reinvest any Escrow Property deposited or received hereunder.

___ (b) The Escrow Agent shall invest or reinvest Escrow Property, without distinction between principal and income, in accordance with the following:

        The Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with paragraph 4 of the Terms and Conditions.


3. Distribution of Escrow Property
----------------------------------

      The Escrow Agent is directed to hold and distribute the Escrow Property to the Bank of New York, as transfer agent, upon instruction of Depositor.

4.  Notice.
    -------

     All notices and other communications required or permitted to be given under this Escrow Agreement shall be dated and in writing and shall be deemed to have been duly given when (a) personally delivered, (b) upon delivery of a telephonic facsimile transmission with a confirmed telephonic transmission answered back, (c) three days after being deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, or (d) one day after having been dispatched by a nationally recognized overnight courier service, addressed to the party or parties to this Escrow Agreement to whom it is directed:

If to the Escrow Agent:

     The Bank of New York
     Corporate Trust Department,
     101 Barclay Street - 12E Floor
     New York, New York 10286
     Re: Transition Analysis Component Technology, Inc.

If to Zing:

     Zing Technologies, Inc.
     115 Stevens Avenue,
     Valhalla, New York 10595

with a copy to:

     Morrison Cohen Singer & Weinstein LLP
     750 Lexington Avenue
     New York, New York 10022
     Attn: Henry A. Singer, Esq.

If to TACTech:


     Transition Analysis Component Technology, Inc.
     22700 Savi Ranch Parkway
     Yorba Linda, California
with a copy to:

     Morrison Cohen Singer & Weinstein, LLP
     750 Lexington Avenue
     New York, New York 10022
     Attn: Henry A. Singer, Esq.

or to such other address or addresses as may be designated by a party hereto by notice delivered to the other parties.


5.   Distribution of Escrow Property Upon Termination
     ------------------------------------------------
     This Escrow Agreement shall terminate at such time as all shares of the Depositor's Common Stock shall have been received by the Zing stockholders then entitled to receive such shares and upon the payment by the Escrow Agent of all amounts payable to those Zing stockholders entitled to receive cash in lieu of fractional share interests. Upon termination of this Escrow Agreement, the Escrow Property then held hereunder shall have been fully distributed.


6.   Compensation

     (a) At the time of execution of this Escrow Agreement, the Depositor shall pay the Escrow Agent the following fees, payable on an annual basis:


                      Escrow Services Fee                         $3,000
                      Spin-Off Services Fee                       $1,500
                      Transfer Agent Services Fee                 $7,500

     (b) The Depositor shall be responsible for and shall reimburse the Escrow Agent upon demand for all expenses, disbursements and advances incurred or made by the Escrow Agent in connection with this Agreement.



                            II. TERMS AND CONDITIONS:

     1. The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among the Depositor and another entity or to which the Depositor is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from the Depositor or any entity acting on its behalf. The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

     2. This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

     3. If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

     4. (a) The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Depositor or any entity acting on behalf of the Depositor, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Property, valued as of the date of deposit.

        (b) If any fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent hereunder are not promptly paid when due the Escrow Agent may reimburse itself therefor from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose.

        (c) As security for the due and punctual performance of any and all of the Depositor's obligations to the Escrow Agent hereunder, now or hereafter arising, individually and collectively, hereby pledge, assign and grant to the Escrow Agent a continuing security interest in, and a lien on, the Escrow Property and all Distributions thereon or additions thereto (whether such additions are the result of deposits by the Depositor or the investment of Escrow Property). The security interest of the Escrow Agent shall at times be valid, perfected and enforceable by the Escrow Agent against the Depositor and all third parties in accordance with the terms of this Escrow Agreement.

        (d) The Escrow Agent may consult with legal counsel at the expense of the Depositor as to any matter relating to this Escrow Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

        (e) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

     5. Unless otherwise specifically set forth herein, the Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to the Escrow Agent's usual collection practices or terms regarding items received by the Escrow Agent for deposit or collection. The Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

     6. The Escrow Agent shall provide to the Depositor monthly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Depositor unless the Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

     7. The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

     8. Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the "Addresses" provision herein (or to such other address as may be substituted therefor by written notification to the Escrow Agent or the Depositor. Notices to the Escrow Agent shall be deemed
to  be  given  when  actually  received  by  Escrow  Agent's   Corporate  Trust
Department. The Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the Depositor or by a person or persons authorized by the Depositor. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which the Escrow Agent is open for business.

     9. The Depositor shall be liable for and shall reimburse and indemnify the Escrow Agent and hold the Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by the Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require the Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.


    10. (a) The Depositor may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days' prior notice in writing signed by the Depositor. The Escrow Agent may resign at any time by giving to the Depositor fifteen (15) calendar days' prior written notice thereof.

        (b) Within ten (10) calendar days after giving the foregoing notice of removal to the Escrow Agent or receiving the foregoing notice of resignation from the Escrow Agent, the Depositor shall jointly agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, the Escrow Agent may, in its sole discretion, deliver the Escrow Property to the Depositor at the address provided herein or may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, the Depositor.

        (c) Upon receipt of the identity of the successor Escrow Agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less

        Escrow Agent's fees, costs and expenses or other obligations owed to the Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

        (d) Upon delivery of the Escrow Property to successor Escrow Agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

    11. (a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, The Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless the Escrow Agent receives written instructions, signed by the Depositor, which eliminates such ambiguity or uncertainty.

        (b) In the event of any dispute between or conflicting claims by or among the Depositor and/or any other person or entity with respect to any Escrow Property, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the Depositor for failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Depositor.

    12. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the Depositor hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere as the Escrow Agent may select. The Depositor hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction the Depositor may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. The Depositor waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

    13. Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

    14. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

    15. The Depositor hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by the Depositor does not and will not violate any applicable law or regulation.

    16. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

    17. This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

    18. The provisions of these Terms and Conditions shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

    19. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "The Bank of New York" by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such partyAEs behalf, without the prior written consent of the Escrow Agent.

    20. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

    21. This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

    22. This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

    23. The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Depositor shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Property and is not responsible for any other reporting. This paragraph and paragraph (9) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

    IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be executed by a duly authorized officer as of the day and year first written above.


                               TRANSITION ANALYSIS
                                 COMPONENT TECHNOLOGY, INC., as Depositor



                               By:  s/ Martin S. Fawer
                                   --------------------
                                   Name:   Martin S. Fawer
                                   Title:  Chief Financial Officer



                                THE BANK OF NEW YORK, as Escrow Agent



                                By: s/ Sheria Jones-Bey
                                   --------------------
                                   Name:   Sheria Jones-Bey
                                   Title:  Corporate Trust Administration